UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) August 17, 2004

RealNetworks, Inc.

(Exact name of registrant as specified in its charter)

WASHINGTON
(State or other	0-23137	91-1628146
jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

2601 Elliott Avenue, Suite 1000
Seattle, Washington 98121
(Address of principal executive offices) (Zip code)

(206) 674-2700
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

     On August 17, 2004, RealNetworks, Inc. (the “Company”) announced via press release a product promotion and revised guidance for the third quarter of 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 7(c). Financial Statements and Exhibits

          (c) Exhibits.

          Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Form 8-K and the attached exhibit are deemed to have been furnished to, but not filed with, the Securities and Exchange Commission:

Exhibit No.	Description
99.1	Press Release issued by RealNetworks, Inc. dated August 17, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.
	By:	/s/ Robert Kimball
Robert Kimball
Dated: August 17, 2004		Vice President, Legal and Business Affairs, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by RealNetworks, Inc. dated August 17, 2004.